SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                                June 1, 1999


                       NEWPORT NEWS SHIPBUILDING INC.
           (Exact name of registrant as specified in its charter)


          Delaware                 1-12385                  74-1541566
(State or other jurisdiction     (Commission               (I.R.S. Employer
      of incorporation)         File Number)            Identification No.)


               4101 Washington Avenue, Newport News, VA 23607
            (Address of principal executive offices) (zip code)


                               (757) 380-2000
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former name or former address, if changed since last report)

Item 5. Other Events

          Newport News Shipbuilding Inc. ("Newport News") announced on June 3, 1999, that it will not increase its bid to merge with Avondale Industries, Inc. ("Avondale"). This announcement was made after the Company received formal notification from Avondale that its Board of Directors determined that it would accept the offer from Litton Industries, Inc. to acquire Avondale. Newport News Shipbuilding was notified of this decision on June 1, 1999. On January 19, 1999 Newport News and Avondale agreed to a stock-for-stock transaction valued at $35.50 per share.


Item 7. Financial Statements and Exhibits

(c) Exhibits

        Exhibit  99.1     Press Release

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NEWPORT NEWS SHIPBUILDING INC.



Date:  June 3, 1999                By:   /s/ Stephen B. Clarkson
                                         -----------------------
                                   Name:  Stephen B. Clarkson
                                   Title: Vice President, General Counsel
                                            and Secretary

                               Exhibit Index

                                                           Sequential Page
Exhibit No.               Description of Exhibit               Number

Exhibit  99.1                      Press Release                  5

                                                                    EX-99.1
                                                              PRESS RELEASE


NEWPORT NEWS
SHIPBUILDING
NEWS RELEASE




                     NEWPORT NEWS DECLINES TO INCREASE
                        BID FOR AVONDALE INDUSTRIES


          NEWPORT NEWS, VA, - June 3, 1999 - Newport News Shipbuilding (NYSE:NNS) announced today that it will not increase its bid to merge with Avondale Industries, Inc. This announcement was made after the Company received formal notification from Avondale that its Board of Directors determined that it would accept Litton Industries, Inc. offer to acquire Avondale. Newport News Shipbuilding was notified of this decision on June 1, 1999. On January 19, 1999 Newport News and Avondale agreed to a stock-for-stock transaction valued at $35.50 per share.

          "We thoroughly reviewed the issues and determined that it was not in the best business interests of our shareholders to raise our offer for Avondale," said William P. Fricks, Chairman and CEO of Newport News Shipbuilding.

          Newport News Shipbuilding designs and constructs nuclear-powered aircraft carriers and submarines for the U.S. Navy and provides life-cycle services for ships in the Navy fleet. The company employs 18,000 people and has annual revenues of approximately $1.9 billion. visit NNS on the Web at www.nns.com.


CONTACT: Dave Anderson or Jerri Dickseski - Investors (757) 380-7600